UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

National Properties Amendment

On September 15, 2023, MSG National Properties, LLC (“National Properties”), a wholly-owned direct subsidiary of MSG Entertainment Holdings, LLC, a wholly-owned direct subsidiary of the registrant, Madison Square Garden Entertainment Corp., entered into Amendment No. 3 to Credit Agreement (the “National Properties Amendment”) to the Credit Agreement, dated as of June 30, 2022, as amended by Amendment No. 1 to Credit Agreement and Waiver, dated as of April 18, 2023 and Amendment No. 2 to Credit Agreement, dated as of May 25, 2023 (the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by the National Properties Amendment, the “Amended Credit Agreement”), among National Properties, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent, pursuant to which, among other things, the Revolving Credit Commitments (as defined in the Amended Credit Agreement) were increased by an aggregate amount of $50,000,000 to $150,000,000.

The foregoing description of the National Properties Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the National Properties Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 3 to Credit Agreement, dated as of September 15, 2023, among MSG National Properties, LLC, the guarantors party thereto, the lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

Date: September 21, 2023

	By:	/s/ Philip D’Ambrosio
	Name:	Philip D’Ambrosio
	Title:	Executive Vice President and Treasurer